UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2012 (August 21, 2012)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to provide a more legible copy of the exhibit (“Valuation of Merhav (M.N.F.) Ltd.'s Sugarcane Ethanol Project 2 by Houlihan Lokey, dated December 2011”) filed as Exhibit 99.2 to the Current Report on Form 8-K filed by Ampal-American Israel Corporation (the “Company”) with the Securities and Exchange Commission on August 21, 2012 (the “Initial Form 8-K”).

Except for the foregoing revision, this Amendment No. 1 does not amend or update any other information contained in the Initial Form 8-K.  This Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

This Current Report on Form 8-K/A and the Exhibit attached hereto may include forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information, including projections of financial performance, relating to the Company that were based on the beliefs of management of the Company or the author of the Exhibit, as the case may be, as well as assumptions made by and information available to the management of the Company or author of the Exhibit, as the case may be, at the time the Exhibit was prepared. When used herein or in the Exhibits, the words “project” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and similar expressions identify forward-looking statements. Such statements reflect the views of the Company or the author of the Exhibit (at the time such Exhibit was prepared) with respect to future events or future financial performance of the Company, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Egypt, and in the global business and economic conditions in the different sectors and markets where the Company’s portfolio companies operate. However, this information is not fact and should not be relied upon as being necessarily indicative of future results. These risks and uncertainties include, but are not limited to, those described in “Item 1A - Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012 and those described from time to time in the Company’s future reports filed with the SEC. The facts set forth in the Exhibit may no longer be true and the assumptions in such Exhibit may no longer be reasonable. Any conclusions contained in the Exhibit were conclusions made as of the date of the Exhibit and may no longer be reasonable.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
99.2	Valuation of Merhav (M.N.F.) Ltd.'s Sugarcane Ethanol Project 2 by Houlihan Lokey, dated December 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: August 22, 2012	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President - Investments and Corporate Affairs and Secretary

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.2	Valuation of Merhav (M.N.F.) Ltd.'s Sugarcane Ethanol Project 2 by Houlihan Lokey, dated December 2011.

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